UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Global Income Builder Fund

Contents

3 Letter to Shareholders
4 Portfolio Management Review
12 Performance Summary
15 Investment Portfolio
40 Statement of Assets and Liabilities
42 Statement of Operations
44 Statement of Changes in Net Assets
45 Financial Highlights
50 Notes to Financial Statements
68 Report of Independent Registered Public Accounting Firm
69 Information About Your Fund's Expenses
71 Tax Information
72 Advisory Agreement Board Considerations and Fee Evaluation
77 Board Members and Officers
83 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund's ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks.Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 12 through 14 for more complete performance information.

Investment Process
The fund invests in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, inflation-indexed bonds, mortgage- and asset-backed securities, and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category or credit quality, and from any country (including emerging markets).

DWS Global Income Builder Fund returned 14.14% during the annual period ending October 31, 2013. It outperformed the 10.52% return of the S&P® Target Risk Moderate Index, which seeks to provide significant exposure to fixed income, while allocating a smaller portion of exposure to equities. In comparison, its two other benchmarks — the Russell 1000® Index, which tracks the performance of the 1,000 largest stocks in the Russell 3000® Index, and the Barclays U.S. Aggregate Bond Index, which represents domestic taxable investment-grade bonds — returned 28.40% and -1.08%, respectively.

Global equities delivered very strong returns during the past year, as investors responded enthusiastically to an environment of improving global growth, healthy corporate earnings and the accommodative policies of the world's central banks.

Bonds, in contrast, finished with a slightly negative return. The first half of the annual period ending October 31, 2013 brought positive returns for the bond market, thanks to an environment of slow economic growth and continued support from the U.S. Federal Reserve Board's (the Fed's) bond-buying program known as quantitative easing (QE). These tailwinds shifted abruptly in May 2013, however, when comments by Fed Chairman Ben Bernanke raised fears that the central bank would soon begin to "taper" its QE policy. The prospects of reduced Fed accommodation led to a spike in Treasury yields (and a corresponding decline in prices). This sell-off extended throughout the bond market, more than offsetting the positive returns from the first half of the period.

Fund Performance

As of October 31, 2013, 58% of the fund's portfolio was allocated to global dividend-paying stocks, while 39% was allocated to bonds. This marks a change from the 50-50 allocation that we established when we began managing the fund in March 2012. This wasn't an active shift to the fund's allocation; rather, it reflects that market movements that have occurred in 2013 (i.e., strength in stocks, weakness in bonds). Believing that stocks offer stronger total return opportunities, we have elected not to rebalance the portfolio as its weighting in equities has increased.

In the equity portion of the portfolio, the strongest contribution to the fund's 12-month performance relative to the Russell 1000 Index came from its positioning in the health care sector. We averaged a sizeable underweight in the sector throughout the year, which proved helpful to performance given that it lagged in the environment of elevated investor risk appetites. The fund's return in the sector also benefited from our position in the German hospital operator Rhoen-Klinikum AG, whose shares soared after the stock was bid for at a premium by a competitor.

Our allocation to utilities also added value. We hold an underweight to the sector, which — like health care — underperformed in the "risk-on" environment. In terms of individual stocks, our largest contributors included Sealed Air Corp., the Finnish insurance company Sampo Oyj, the U.S. oil refiner Phillips 66* and the Netherlands-based publishing company Wolters Kluwer NV.

The largest detractor from performance was our positioning in the materials sector, where our investment in the gold royalty company Franco-Nevada Corp. was hit hard by the weakness in the price of gold. Outside of the materials sector, the largest detractors from performance were our positions in the ATM designer and manufacturer Diebold, Inc., the Belgian telecommunications firm Belgacom SA and the Australian engineering and construction firm WorleyParsons Ltd.*

* Not held in the portfolio as of October 31, 2013.

The bond portion of the portfolio finished with a slightly positive total return and outperformed the -1.08% return of the fund's fixed-income benchmark, the Barclays U.S Aggregate Bond Index. We generated this outperformance via three aspects of our positioning.

"Believing that stocks offer stronger total return opportunities, we have elected not to rebalance the portfolio as its weighting in equities has increased."

First, our sizeable allocation to high-yield bonds provided the fund with outsized exposure to the best-performing segment of the bond market. The high-yield sector typically holds up better during periods of rising interest rates, and that indeed proved to be the case during the mid-year downturn. In addition, the fund's high-yield portfolio outperformed the broader high-yield market, thanks to our strong individual security selection.

Second, our holdings performed better than the overall market in the domestic, investment-grade segment of the fund. Here, we added value by emphasizing corporate bonds and commercial mortgage-backed securities over Treasuries, mortgage-backed securities and other market segments sensitive to talk of Fed tapering. Our substantial allocation to corporates is based on our positive long-term view on the asset class, which stems from its attractive yields and the robust health of domestic corporate issuers.

The third factor boosting performance in the fund's bond portfolio was our positioning in the emerging markets. While emerging-markets bonds finished the year with a negative absolute return, we added value by holding an underweight in longer-term government debt, which lagged, in favor of emerging-markets corporate bonds, which outperformed. While government bonds have exhibited soft performance due to investor concerns about weakening trade balances, emerging corporates — many of which are issued by highly rated companies with strong cash flows — were largely insulated from these worries.

Unfortunately, not all aspects of the fund's positioning worked well during the past year. The most important headwind to performance was that we came into the May-June sell-off with an above-benchmark duration (or interest-rate sensitivity). Like many investors, we were surprised by the market's extreme reaction to Bernanke's comments, as the Fed's previous statements indicated that its policy direction remained dependent on incoming economic data. The sell-off went on for much longer than we anticipated, so our decision to maintain a level of rate sensitivity above the benchmark resulted in underperformance for the bond portfolio during the second quarter.

Outlook and Positioning

We continued to run a focused portfolio on the equity side. The fund closed the period with positions in 42 individual stocks, down from 62 when we first took over as managers in 2012. While a concentrated approach can sometimes lead to short-term underperformance, we believe in the longer-term value of investing a larger percentage of the portfolio in our "best ideas."

We continued to find attractive opportunities in the technology sector during the past year. Investor expectations remained low, especially for specific companies such as Microsoft Corp., yet dividends were well covered, payout ratios were low and free cash flows were high and sustainable. We also began taking a closer look at the utilities sector amid its weak performance in the second half of the annual period, but we maintained a focus on specific stocks where dividend coverage ratios are high.

Conversely, we stayed underweight in telecommunications stocks in general and European telecoms in particular. Intensifying competitive pressures in Europe weighed on pricing, which reduced cash flows for telecom companies and increased the potential for dividend cuts. We took a similarly cautious approach to the energy sector, where weakening economic growth in China pressured revenues at a time when the need for capital expenditures was rising.

In terms of the fund's geographic weightings, we continued to find opportunities in the international markets: as of October 31, 2013, 53% of the equity portfolio was invested outside of the United States. We believe this helps illustrate the value of our global approach, which allows us to look anywhere in the world for what we believe are the most attractive dividend-paying stocks.

In managing the equity portion of the fund, we didn't simply look for companies with the highest dividend yields. A high yield, on its own, isn't an indication of whether a stock is a good investment. Instead, we focused on fundamentally sound, reasonably valued companies with high free cash flows and lower payout ratios, both of which may signal the potential for future dividend increases. An emphasis on dividend growers may not always lead to short-term outperformance, but we believe it is the best way to achieve the fund's goal of maximizing income, while maintaining prospects for capital appreciation.

With regard to the bond market, we expect that the issue of "tapering" — although receding from the headlines in the final months of the year — will once again become a factor in market performance during the coming year. However, it's important to keep in mind that the Fed's policy remains data-dependent. As a result, any tapering of quantitative easing is likely to be the result of improving economic conditions — which in turn is supportive for credit-sensitive segments of the market such as corporate, high-yield and emerging-markets bonds.

Five Largest Equity Holdings at October 31, 2013 (15.4% of Net Assets)
1. Procter & Gamble Co. Manufacturer of diversified consumer products	3.7%
2. Microsoft Corp. Develops, manufactures, licenses, sells and supports software products	3.3%
3. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	3.1%
4. UGI Corp. Distributes and markets energy products and services	2.8%
5. British American Tobacco PLC Manufactures, markets and sells cigarettes and other tobacco products	2.5%

Five Largest Fixed-Income Long-Term Securities at October 31, 2013 (5.5% of Net Assets)
1. Government National Mortgage Association 4.0%, 7/1/2040	2.0%
2. Government National Mortgage Association 4.0%, 6/1/2041	1.4%
3. U.S. Treasury Note 0.75%, 6/15/2014	1.1%
4. Novelis, Inc. 8.75%, 12/15/2020	0.5%
5. Reynolds Group Issuer, Inc. 7.125%, 4/15/2019	0.5%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 83 for contact information.

Still, our role as stewards of our investors' capital means that we need to guard against the chance of increased market volatility. We therefore opted to move the fund's duration closer to that of the benchmark during the latter part of the period. At the same time, we continued to concentrate on adding value through individual security selection and portfolio allocation. We believe this approach — and not one that seeks to make interest-rate "bets" — is the prudent course in a potentially challenging environment.

Overall, we believe our "go-anywhere" bond strategy — which provides the flexibility to capitalize on values as they emerge — can be particularly valuable at a time of elevated market volatility.

Portfolio Management Team

William Chepolis, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2005.

— Joined Deutsche Asset & Wealth Management in 1998 after 13 years of experience as vice president and portfolio manager for Norwest Bank where he managed the bank's fixed income and foreign exchange portfolios.

— Portfolio Manager for Retail Fixed Income: New York.

— BIS, University of Minnesota.

Thomas Schuessler, PhD, Managing Director

Portfolio Manager of the fund. Joined the fund in 2008.

— Joined Deutsche Asset & Wealth Management in 2001 after five years at Deutsche Bank where he managed various projects and worked in the office of the Chairman of the Management Board.

— US and Global Fund Management: Frankfurt.

— PhD, University of Heidelberg, studies in physics and economics at University of Heidelberg and University of Utah.

Philip G. Condon, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1983.

— Head of US Retail Fixed Income Funds.

— BA and MBA, University of Massachusetts at Amherst.

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Joined the fund in 2013.

— Joined Deutsche Asset & Wealth Management in 1996. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Director

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as a portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Over 19 years of investment industry experience.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Fabian Degen, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

— Joined Deutsche Asset & Wealth Management in 2007.

— Portfolio manager for Value Equity: Frankfurt.

— US and Global Fund Management: Frankfurt.

— Bachelor of International Business Administration in Investments & Finance from International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate to low capital appreciation.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Underweight means the fund holds a lower weighting in a given sector or security than the benchmark. Overweight means the fund holds a higher weighting.

Performance Summary October 31, 2013 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	14.14%	10.75%	4.78%
Adjusted for the Maximum Sales Charge (max 5.75% load)	7.57%	9.45%	4.17%
Russell 1000® Index†	28.40%	15.84%	7.83%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
S&P® Target Risk Moderate Index†††	10.52%	8.56%	5.62%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	12.88%	9.70%	4.07%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	9.88%	9.57%	4.07%
Russell 1000® Index†	28.40%	15.84%	7.83%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
S&P® Target Risk Moderate Index†††	10.52%	8.56%	5.62%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	13.09%	9.84%	3.90%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	13.09%	9.84%	3.90%
Russell 1000® Index†	28.40%	15.84%	7.83%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
S&P® Target Risk Moderate Index†††	10.52%	8.56%	5.62%
Class S	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 10/31/13
No Sales Charges	14.37%	10.98%	4.75%
Russell 1000® Index†	28.40%	15.84%	7.31%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.97%
S&P® Target Risk Moderate Index†††	10.52%	8.56%	5.17%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	14.32%	11.05%	5.10%
Russell 1000® Index†	28.40%	15.84%	7.83%
Barclays U.S. Aggregate Bond Index††	-1.08%	6.09%	4.78%
S&P® Target Risk Moderate Index†††	10.52%	8.56%	5.62%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2013 are 0.92%, 1.90%, 1.75%, 0.72% and 0.66% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class S shares commenced operations on March 14, 2005. The performance shown for each index is for the time period of March 31, 2005 through October 31, 2013, which is based on the performance period of the life of Class S.

† The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

†† The Barclays U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities of one year or more.

††† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
10/31/13	$10.31	$10.31	$10.29	$10.31	$10.30
10/31/12	$9.56	$9.57	$9.55	$9.56	$9.56
Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.28	$.19	$.20	$.30	$.31
Capital Gain Distributions, Twelve Months	$.27	$.27	$.27	$.27	$.27

Investment Portfolio as of October 31, 2013
	Shares	Value ($)

Common Stocks 59.6%
Consumer Discretionary 3.9%
Hotels, Restaurants & Leisure 0.0%
Dawn Holdings, Inc.* (a)	3	7,504
Trump Entertainment Resorts, Inc.*	8	0
		7,504
Media 3.2%
Pearson PLC	548,076	11,434,312
Vertis Holdings, Inc.*	345	0
Wolters Kluwer NV	797,502	21,635,321
		33,069,633
Specialty Retail 0.7%
Staples, Inc. (b)	478,274	7,709,777
Consumer Staples 13.4%
Beverages 3.1%
PepsiCo, Inc.	387,965	32,623,977
Food Products 2.2%
Nestle SA (Registered)	144,271	10,420,116
Unilever NV (CVA) (b)	323,317	12,805,428
		23,225,544
Household Products 3.8%
Procter & Gamble Co.	481,428	38,875,311
Tobacco 4.3%
British American Tobacco PLC	471,421	25,966,447
Imperial Tobacco Group PLC	498,132	18,633,971
		44,600,418
Energy 5.0%
Energy Equipment & Services 0.8%
Transocean Ltd. (b)	183,703	8,646,900
Oil, Gas & Consumable Fuels 4.2%
Canadian Natural Resources Ltd. (c)	619,335	19,655,489
Canadian Natural Resources Ltd. (c)	87,791	2,787,364
ConocoPhillips	125,033	9,164,919
Enbridge, Inc. (b)	140,344	6,084,063
TransCanada Corp. (b)	131,861	5,942,693
		43,634,528
Financials 8.0%
Commercial Banks 1.8%
Bank of Nova Scotia	157,869	9,597,963
Toronto-Dominion Bank (b)	97,587	8,951,441
		18,549,404
Diversified Financial Services 1.2%
Leucadia National Corp.	441,052	12,499,414
Insurance 5.0%
PartnerRe Ltd.	240,229	24,073,348
Powszechny Zaklad Ubezpieczen SA	74,612	11,358,610
Sampo Oyj "A"	365,752	17,346,196
		52,778,154
Health Care 7.2%
Health Care Equipment & Supplies 1.4%
Stryker Corp.	201,561	14,887,295
Health Care Providers & Services 1.6%
Rhoen-Klinikum AG	605,942	16,908,488
Pharmaceuticals 4.2%
Novartis AG (Registered)	265,117	20,551,170
Roche Holding AG (Genusschein)	23,270	6,429,928
Sanofi	151,491	16,199,082
		43,180,180
Industrials 7.0%
Aerospace & Defense 0.9%
BAE Systems PLC	1,249,236	9,098,796
Air Freight & Logistics 2.4%
C.H. Robinson Worldwide, Inc. (b)	318,514	19,028,026
Singapore Post Ltd.	5,586,050	5,889,290
		24,917,316
Building Products 0.0%
Congoleum Corp.*	11,440	0
Industrial Conglomerates 3.7%
Jardine Matheson Holdings Ltd.	225,043	12,253,838
Koninklijke Philips NV	497,883	17,561,012
Smiths Group PLC	398,118	9,157,992
		38,972,842
Information Technology 5.7%
Computers & Peripherals 2.1%
Diebold, Inc. (b)	291,000	8,718,360
Wincor Nixdorf AG	198,996	13,179,675
		21,898,035
IT Services 0.3%
Automatic Data Processing, Inc.	43,032	3,226,109
Software 3.3%
Microsoft Corp.	955,109	33,763,103
Materials 3.7%
Chemicals 1.0%
Air Liquide SA	75,306	10,243,896
Construction Materials 0.0%
Wolverine Tube, Inc.*	1,235	39,829
Containers & Packaging 1.6%
Sealed Air Corp.	309,793	9,349,553
Sonoco Products Co.	167,722	6,816,222
		16,165,775
Metals & Mining 1.1%
Franco-Nevada Corp.	262,133	11,793,659
Telecommunication Services 1.8%
Diversified Telecommunication Services 0.2%
Belgacom SA (b)	62,758	1,717,622
Wireless Telecommunication Services 1.6%
NTT DoCoMo, Inc.	659,600	10,448,496
Vodafone Group PLC	1,745,537	6,428,281
		16,876,777
Utilities 3.9%
Gas Utilities 2.8%
UGI Corp. (b)	708,393	29,306,219
Multi-Utilities 1.1%
National Grid PLC	909,534	11,459,396
Total Common Stocks (Cost $510,492,231)		620,675,901

Preferred Stock 0.0%
Financials
Ally Financial, Inc. 144A, 7.0% (Cost $280,281)	295	283,265

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	207	0
Materials 0.0%
GEO Specialty Chemicals, Inc., Expiration Date 3/31/2015*	57,540	36,458
Hercules Trust II, Expiration Date 3/31/2029*	506	4,835
		41,293
Total Warrants (Cost $90,209)		41,293

		Principal Amount ($)(d)	Value ($)

Corporate Bonds 24.4%
Consumer Discretionary 2.8%
AmeriGas Finance LLC:
6.75%, 5/20/2020		280,000	305,200
7.0%, 5/20/2022		280,000	302,400
APX Group, Inc., 6.375%, 12/1/2019		195,000	194,269
Arcelik AS, 144A, 5.0%, 4/3/2023 (b)		500,000	453,125
Asbury Automotive Group, Inc., 8.375%, 11/15/2020		55,000	61,188
Ashtead Capital, Inc., 144A, 6.5%, 7/15/2022		305,000	327,112
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		325,000	320,125
Avis Budget Car Rental LLC:
5.5%, 4/1/2023		200,000	196,000
8.25%, 1/15/2019		65,000	70,850
BC Mountain LLC, 144A, 7.0%, 2/1/2021		190,000	192,375
Block Communications, Inc., 144A, 7.25%, 2/1/2020		70,000	74,025
Boyd Gaming Corp., 9.0%, 7/1/2020 (b)		150,000	161,625
British Sky Broadcasting Group PLC, 144A, 3.125%, 11/26/2022		350,000	332,981
Caesar's Entertainment Operating Co., Inc.:
8.5%, 2/15/2020		630,000	581,962
9.0%, 2/15/2020 (b)		245,000	229,687
Carlson Wagonlit BV, 144A, 6.875%, 6/15/2019		250,000	258,750
CCO Holdings LLC:
6.5%, 4/30/2021		445,000	462,800
6.625%, 1/31/2022		360,000	372,600
7.375%, 6/1/2020 (b)		3,610,000	3,943,925
CDR DB Sub, Inc., 144A, 7.75%, 10/15/2020		225,000	222,750
Cequel Communications Holdings I LLC:
144A, 5.125%, 12/15/2021		655,000	635,350
144A, 6.375%, 9/15/2020 (b)		1,105,000	1,146,437
Chester Downs & Marina LLC, 144A, 9.25%, 2/1/2020		25,000	25,375
Clear Channel Communications, Inc., 11.25%, 3/1/2021		265,000	284,544
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.5%, 11/15/2022		240,000	249,600
Series B, 6.5%, 11/15/2022		345,000	362,250
Series A, 7.625%, 3/15/2020		20,000	21,150
Series B, 7.625%, 3/15/2020		1,190,000	1,270,325
Cogeco Cable, Inc., 144A, 4.875%, 5/1/2020		25,000	24,500
Columbus International, Inc., 144A, 11.5%, 11/20/2014		500,000	538,750
Cox Communications, Inc., 144A, 3.25%, 12/15/2022		310,000	284,712
Cumulus Media Holdings, Inc., 7.75%, 5/1/2019 (b)		700,000	738,500
Delphi Corp., 5.0%, 2/15/2023		270,000	283,500
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	294,350
5.0%, 3/15/2023 (b)		375,000	358,594
7.875%, 9/1/2019		1,120,000	1,302,000
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		100,000	0
Ford Motor Credit Co., LLC, 3.0%, 6/12/2017 (b)		645,000	671,396
Griffey Intermediate, Inc., 144A, 7.0%, 10/15/2020 (b)		390,000	282,750
Harron Communications LP, 144A, 9.125%, 4/1/2020		250,000	277,500
Hertz Corp.:
144A, 4.25%, 4/1/2018		175,000	175,438
6.75%, 4/15/2019		1,265,000	1,364,619
Hot Topic, Inc., 144A, 9.25%, 6/15/2021		160,000	167,600
Jo-Ann Stores Holdings, Inc., 144A, 9.75%, 10/15/2019 (PIK)		485,000	503,187
Libbey Glass, Inc., 6.875%, 5/15/2020		135,000	145,125
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		370,000	393,125
Marriott International, Inc., 3.375%, 10/15/2020		580,000	583,465
MDC Partners, Inc., 144A, 6.75%, 4/1/2020		150,000	156,000
Mediacom Broadband LLC, 6.375%, 4/1/2023		145,000	146,813
Mediacom LLC, 7.25%, 2/15/2022		20,000	21,100
MGM Resorts International:
6.625%, 12/15/2021 (b)		595,000	635,906
6.75%, 10/1/2020 (b)		160,000	174,400
7.625%, 1/15/2017 (b)		1,530,000	1,740,375
8.625%, 2/1/2019		145,000	170,194
Midcontinent Communications & Midcontinent Finance Corp., 144A, 6.25%, 8/1/2021		210,000	212,100
National CineMedia LLC, 6.0%, 4/15/2022		115,000	119,600
News America, Inc., 144A, 4.0%, 10/1/2023		150,000	152,412
Petco Holdings, Inc., 144A, 8.5%, 10/15/2017 (PIK)		110,000	112,200
PNK Finance Corp., 144A, 6.375%, 8/1/2021		265,000	278,250
Quebecor Media, Inc., 5.75%, 1/15/2023		200,000	193,500
RCI Banque SA, 144A, 3.5%, 4/3/2018		500,000	514,609
Rent-A-Center, Inc., 144A, 4.75%, 5/1/2021		160,000	150,000
Sabre Holdings Corp., 8.35%, 3/15/2016		20,000	22,300
Seminole Hard Rock Entertainment, Inc., 144A, 5.875%, 5/15/2021		130,000	127,400
Serta Simmons Holdings LLC, 144A, 8.125%, 10/1/2020 (b)		215,000	228,975
SIWF Merger Sub, Inc., 144A, 6.25%, 6/1/2021		310,000	311,550
Starz LLC, 5.0%, 9/15/2019		160,000	161,600
Taylor Morrison Communities, Inc., 144A, 5.25%, 4/15/2021 (b)		250,000	243,750
Travelport LLC, 144A, 6.386%**, 3/1/2016		40,630	40,224
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		755,000	745,562
Unitymedia KabelBW GmbH, 144A, 9.625%, 12/1/2019	EUR	530,000	798,764
Univision Communications, Inc., 144A, 6.875%, 5/15/2019		100,000	107,750
Viking Cruises Ltd., 144A, 8.5%, 10/15/2022		195,000	218,400
			29,231,625
Consumer Staples 2.5%
Agrokor dd, 144A, 8.875%, 2/1/2020		2,250,000	2,441,475
Ajecorp BV, 144A, 6.5%, 5/14/2022		1,000,000	1,010,000
Anadolu Efes Biracilik Ve Malt Sanayii AS, 144A, 3.375%, 11/1/2022 (b)		1,500,000	1,275,000
B&G Foods, Inc., 4.625%, 6/1/2021		265,000	258,706
Chiquita Brands International, Inc., 144A, 7.875%, 2/1/2021		185,000	200,725
Constellation Brands, Inc., 6.0%, 5/1/2022		40,000	43,600
Controladora Mabe SA de CV, 144A, 7.875%, 10/28/2019		2,000,000	2,180,000
Del Monte Corp., 7.625%, 2/15/2019		455,000	473,769
Delhaize Group SA, 4.125%, 4/10/2019		715,000	744,421
Embotelladora Andina SA, 144A, 5.0%, 10/1/2023		1,000,000	1,028,023
ESAL GmbH, 144A, 6.25%, 2/5/2023		1,500,000	1,365,000
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		230,000	248,975
Hawk Acquisition Sub, Inc., 144A, 4.25%, 10/15/2020		635,000	614,362
JBS U.S.A. LLC, 144A, 8.25%, 2/1/2020 (b)		2,040,000	2,187,900
Marfrig Holding Europe BV, 144A, 11.25%, 9/20/2021		1,000,000	993,750
MHP SA, 144A, 8.25%, 4/2/2020		1,000,000	857,500
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		500,000	560,000
Mriya Agro Holding PLC, 144A, 9.45%, 4/19/2018		1,200,000	1,032,000
Pilgrim's Pride Corp., 7.875%, 12/15/2018		2,046,000	2,235,255
Reynolds Group Issuer, Inc.:
5.75%, 10/15/2020		380,000	392,350
7.125%, 4/15/2019		4,910,000	5,241,425
Smithfield Foods, Inc.:
6.625%, 8/15/2022		250,000	263,125
7.75%, 7/1/2017		95,000	110,438
Sun Products Corp., 144A, 7.75%, 3/15/2021 (b)		350,000	315,000
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		95,000	100,581
			26,173,380
Energy 2.8%
Access Midstream Partners LP:
4.875%, 5/15/2023		245,000	243,775
5.875%, 4/15/2021		135,000	144,788
6.125%, 7/15/2022		60,000	64,350
Afren PLC, 144A, 10.25%, 4/8/2019		1,000,000	1,145,000
Antero Resources Finance Corp., 9.375%, 12/1/2017		20,000	21,050
Berry Petroleum Co.:
6.375%, 9/15/2022		195,000	200,850
6.75%, 11/1/2020		195,000	205,237
BreitBurn Energy Partners LP:
7.875%, 4/15/2022		190,000	191,900
8.625%, 10/15/2020		15,000	15,938
Chaparral Energy, Inc., 7.625%, 11/15/2022		345,000	372,600
Crosstex Energy LP, 7.125%, 6/1/2022		120,000	137,700
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		850,000	1,084,090
Denbury Resources, Inc., 4.625%, 7/15/2023		595,000	548,887
EDC Finance Ltd., 144A, 4.875%, 4/17/2020		1,000,000	992,500
Endeavor Energy Resources LP, 144A, 7.0%, 8/15/2021		320,000	320,000
Energy Transfer Partners LP, 4.15%, 10/1/2020		450,000	467,053
EP Energy LLC:
6.875%, 5/1/2019		145,000	155,875
7.75%, 9/1/2022		165,000	185,625
9.375%, 5/1/2020 (b)		65,000	75,075
EPE Holdings LLC, 144A, 8.875%, 12/15/2017 (PIK)		453,659	475,208
EV Energy Partners LP, 8.0%, 4/15/2019		910,000	910,000
FMC Technologies, Inc., 3.45%, 10/1/2022		500,000	475,106
Halcon Resources Corp.:
8.875%, 5/15/2021		540,000	562,275
9.75%, 7/15/2020		300,000	326,250
Holly Energy Partners LP, 6.5%, 3/1/2020		20,000	20,950
KazMunayGas National Co. JSC, 144A, 7.0%, 5/5/2020		1,000,000	1,143,750
Kodiak Oil & Gas Corp., 144A, 5.5%, 1/15/2021 (b)		400,000	410,000
Linn Energy LLC:
6.5%, 5/15/2019		155,000	154,613
144A, Step-up Coupon, 6.75% to 10/5/2013, 7.0% to 11/1/2019		2,690,000	2,683,275
MEG Energy Corp., 144A, 6.375%, 1/30/2023		995,000	1,001,219
Midstates Petroleum Co., Inc.:
9.25%, 6/1/2021		525,000	540,750
10.75%, 10/1/2020		215,000	232,200
Murphy Oil U.S.A., Inc., 144A, 6.0%, 8/15/2023		320,000	324,800
Murray Energy Corp., 144A, 8.625%, 6/15/2021		50,000	53,500
Northern Oil & Gas, Inc., 8.0%, 6/1/2020		680,000	703,800
Oasis Petroleum, Inc.:
6.875%, 1/15/2023		125,000	135,625
7.25%, 2/1/2019		315,000	338,625
Offshore Drilling Holding SA, 144A, 8.375%, 9/20/2020 (b)		1,000,000	1,062,500
Offshore Group Investment Ltd.:
7.125%, 4/1/2023		400,000	407,000
7.5%, 11/1/2019 (b)		555,000	603,562
ONEOK Partners LP, 6.15%, 10/1/2016		804,000	905,820
Pacific Drilling SA, 144A, 5.375%, 6/1/2020		265,000	266,987
Petroleos de Venezuela SA, 144A, 8.5%, 11/2/2017		700,000	628,250
Petroleos Mexicanos, 2.286%, 7/18/2018 (b)		1,000,000	1,031,250
Regency Energy Partners LP, 144A, 4.5%, 11/1/2023		105,000	97,125
Reliance Holdings U.S.A., Inc., 144A, 5.4%, 2/14/2022		1,000,000	1,022,449
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		2,000,000	2,205,000
Sabine Pass Liquefaction LLC:
144A, 5.625%, 2/1/2021		685,000	691,850
144A, 5.625%, 4/15/2023		155,000	151,900
SandRidge Energy, Inc., 7.5%, 3/15/2021 (b)		630,000	667,800
SESI LLC, 7.125%, 12/15/2021		120,000	132,750
Talisman Energy, Inc., 3.75%, 2/1/2021		630,000	596,816
Talos Production LLC, 144A, 9.75%, 2/15/2018		380,000	383,800
Tesoro Corp., 5.375%, 10/1/2022 (b)		140,000	138,600
Transocean, Inc., 3.8%, 10/15/2022		920,000	880,625
			28,938,323
Financials 4.1%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		545,000	588,600
Ally Financial, Inc.:
5.5%, 2/15/2017		65,000	70,200
6.25%, 12/1/2017		2,450,000	2,713,375
American International Group, Inc., 3.8%, 3/22/2017		1,180,000	1,260,616
American Tower Corp., (REIT), 3.5%, 1/31/2023 (b)		280,000	258,150
Atlantic Finance Ltd., 144A, 10.75%, 5/27/2014		1,000,000	1,048,598
Banco Santander Brasil SA, 144A, 8.0%, 3/18/2016	BRL	1,000,000	417,373
Bank of America Corp., 3.3%, 1/11/2023		400,000	383,903
Barclays Bank PLC, 7.625%, 11/21/2022 (b)		1,000,000	1,031,500
BBVA Bancomer SA, 144A, 6.5%, 3/10/2021		2,100,000	2,273,250
BNP Paribas SA, 3.25%, 3/3/2023		905,000	876,338
CIT Group, Inc.:
5.0%, 5/15/2017		170,000	182,750
5.25%, 3/15/2018		4,528,000	4,895,900
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.95%, 11/9/2022		875,000	855,302
Development Bank of Kazakhstan JSC, Series 3, 6.5%, 6/3/2020		1,000,000	1,055,000
E*TRADE Financial Corp.:
6.375%, 11/15/2019		555,000	593,850
6.75%, 6/1/2016		1,700,000	1,833,875
Glencore Funding LLC, 144A, 4.125%, 5/30/2023		530,000	503,835
Hartford Financial Services Group, Inc., 6.0%, 1/15/2019		233,000	271,978
Health Care REIT, Inc., (REIT), 4.5%, 1/15/2024		570,000	577,019
ING Bank NV:
144A, 2.0%, 9/25/2015		1,000,000	1,015,710
144A, 5.8%, 9/25/2023		1,550,000	1,625,583
ING U.S., Inc., 144A, 5.7%, 7/15/2043		330,000	348,782
International Lease Finance Corp.:
3.875%, 4/15/2018		400,000	401,000
6.25%, 5/15/2019		350,000	381,500
8.625%, 1/15/2022 (b)		50,000	60,500
8.75%, 3/15/2017		1,150,000	1,351,250
Intesa Sanpaolo SpA, 3.875%, 1/16/2018		775,000	790,749
Itau Unibanco Holding SA, 144A, 5.5%, 8/6/2022		1,500,000	1,477,500
Jefferies Group LLC, 5.125%, 1/20/2023		240,000	243,300
Macquarie Bank Ltd., 144A, 3.45%, 7/27/2015		920,000	955,135
Morgan Stanley:
3.75%, 2/25/2023 (b)		415,000	409,739
4.1%, 5/22/2023 (b)		845,000	816,227
MPT Operating Partnership LP, (REIT), 6.375%, 2/15/2022		30,000	30,975
Neuberger Berman Group LLC, 144A, 5.625%, 3/15/2020		55,000	57,062
Nordea Bank AB, 144A, 4.25%, 9/21/2022		940,000	945,265
OPB Finance Trust, Series C, 2.9%, 5/24/2023	CAD	1,378,000	1,253,410
PNC Bank NA, 6.875%, 4/1/2018		1,300,000	1,563,457
ProLogis LP, (REIT), 4.25%, 8/15/2023		450,000	455,510
PSP Capital, Inc., 3.03%, 10/22/2020	CAD	1,095,000	1,064,995
Royal Bank of Scotland Group PLC, 6.1%, 6/10/2023		800,000	822,559
Santander UK PLC, 144A, 5.0%, 11/7/2023 (e)		175,000	175,113
SLM Corp., 5.5%, 1/25/2023 (b)		535,000	510,925
The Goldman Sachs Group, Inc., 3.625%, 1/22/2023		555,000	541,438
Turkiye Is Bankasi:
144A, 3.875%, 11/7/2017		750,000	730,350
144A, 6.0%, 10/24/2022		1,500,000	1,440,000
Turkiye Vakiflar Bankasi Tao, 144A, 3.75%, 4/15/2018		750,000	714,375
Ventas Realty LP, (REIT), 2.7%, 4/1/2020		440,000	426,876
Wells Fargo & Co., 5.375%, 11/2/2043		400,000	404,700
			42,705,397
Health Care 1.1%
Agilent Technologies, Inc., 3.2%, 10/1/2022 (b)		500,000	472,665
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		110,000	118,663
Biomet, Inc.:
6.5%, 8/1/2020		330,000	350,625
6.5%, 10/1/2020 (b)		95,000	98,800
CHS/Community Health Systems, Inc.:
5.125%, 8/15/2018		1,080,000	1,123,200
7.125%, 7/15/2020		735,000	773,588
Fresenius Medical Care U.S. Finance II, Inc., 144A, 5.625%, 7/31/2019		35,000	37,450
Fresenius Medical Care U.S. Finance, Inc., 144A, 6.5%, 9/15/2018		20,000	22,450
HCA, Inc.:
5.875%, 3/15/2022		40,000	42,100
6.5%, 2/15/2020		2,020,000	2,247,250
7.5%, 2/15/2022		2,220,000	2,494,725
Hologic, Inc., 6.25%, 8/1/2020 (b)		220,000	233,750
IMS Health, Inc., 144A, 6.0%, 11/1/2020		240,000	249,600
Laboratory Corp. of America Holdings, 3.75%, 8/23/2022		350,000	343,463
Mallinckrodt International Finance SA, 144A, 4.75%, 4/15/2023		370,000	356,529
Par Pharmaceutical Companies, Inc., 7.375%, 10/15/2020		350,000	364,000
Physio-Control International, Inc., 144A, 9.875%, 1/15/2019		52,000	57,980
Tenet Healthcare Corp.:
144A, 4.375%, 10/1/2021		425,000	408,000
4.5%, 4/1/2021		50,000	48,500
6.25%, 11/1/2018		1,110,000	1,215,450
			11,058,788
Industrials 1.7%
Accuride Corp., 9.5%, 8/1/2018		45,000	47,363
Aeropuertos Dominicanos Siglo XXI SA, 144A, 9.25%, 11/13/2019		1,500,000	1,485,000
Aguila 3 SA, 144A, 7.875%, 1/31/2018		190,000	202,587
Alphabet Holding Co., Inc., 7.75%, 11/1/2017 (PIK)		195,000	201,581
BE Aerospace, Inc., 6.875%, 10/1/2020		515,000	567,787
Belden, Inc., 144A, 5.5%, 9/1/2022		330,000	330,000
Bombardier, Inc.:
144A, 5.75%, 3/15/2022		1,480,000	1,483,700
144A, 7.75%, 3/15/2020		25,000	28,500
Cemex Finance LLC, 144A, 9.375%, 10/12/2022		1,000,000	1,122,500
Clean Harbors, Inc., 5.125%, 6/1/2021		245,000	248,369
DigitalGlobe, Inc., 144A, 5.25%, 2/1/2021		145,000	140,288
Embraer Overseas Ltd., 144A, 5.696%, 9/16/2023		800,000	810,000
Ferreycorp SAA, 144A, 4.875%, 4/26/2020		500,000	480,000
FTI Consulting, Inc., 6.0%, 11/15/2022		195,000	198,900
Garda World Security Corp., 144A, 9.75%, 3/15/2017		25,000	26,998
GenCorp, Inc., 144A, 7.125%, 3/15/2021		730,000	781,100
Georgian Railway JSC, 144A, 7.75%, 7/11/2022		1,500,000	1,623,750
Grupo KUO SAB de CV, 144A, 6.25%, 12/4/2022		1,500,000	1,522,500
Huntington Ingalls Industries, Inc.:
6.875%, 3/15/2018		65,000	69,956
7.125%, 3/15/2021		255,000	276,356
Ingersoll-Rand Global Holding Co., Ltd., 144A, 2.875%, 1/15/2019		100,000	100,256
Kenan Advantage Group, Inc., 144A, 8.375%, 12/15/2018		390,000	414,375
Meritor, Inc., 6.75%, 6/15/2021		210,000	212,100
Navios Maritime Holdings, Inc., 8.875%, 11/1/2017		290,000	303,412
Navios South American Logistics, Inc., 9.25%, 4/15/2019		55,000	59,538
Nortek, Inc., 8.5%, 4/15/2021		885,000	970,181
Odebrecht Offshore Drilling Finance Ltd., 144A, 6.75%, 10/1/2022		800,000	834,000
Owens Corning, Inc., 4.2%, 12/15/2022		280,000	278,036
Ply Gem Industries, Inc., 9.375%, 4/15/2017		96,000	102,960
Total System Services, Inc., 3.75%, 6/1/2023		420,000	391,257
TransDigm, Inc.:
7.5%, 7/15/2021		380,000	414,200
7.75%, 12/15/2018		405,000	435,375
U.S. Airways Group, Inc., 6.125%, 6/1/2018		265,000	260,694
United Rentals North America, Inc.:
6.125%, 6/15/2023		25,000	25,688
7.375%, 5/15/2020		100,000	111,500
7.625%, 4/15/2022		1,260,000	1,411,200
Watco Companies LLC, 144A, 6.375%, 4/1/2023		150,000	148,500
			18,120,507
Information Technology 1.4%
Activision Blizzard, Inc., 144A, 5.625%, 9/15/2021		795,000	822,825
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		245,000	252,656
BMC Software Finance, Inc., 144A, 8.125%, 7/15/2021		370,000	391,275
CDW LLC, 8.5%, 4/1/2019		2,910,000	3,222,825
CyrusOne LP, 6.375%, 11/15/2022		95,000	95,713
EarthLink, Inc., 7.375%, 6/1/2020		265,000	263,012
Equinix, Inc., 5.375%, 4/1/2023		690,000	684,825
First Data Corp.:
144A, 6.75%, 11/1/2020		665,000	704,069
144A, 7.375%, 6/15/2019		2,800,000	3,013,500
144A, 8.875%, 8/15/2020		745,000	830,675
Fiserv, Inc., 3.5%, 10/1/2022		500,000	478,394
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		910,000	983,937
Healthcare Technology Intermediate, Inc., 144A, 7.375%, 9/1/2018 (PIK)		80,000	82,700
Hewlett-Packard Co., 3.3%, 12/9/2016		725,000	756,774
Hughes Satellite Systems Corp.:
6.5%, 6/15/2019		250,000	268,125
7.625%, 6/15/2021		915,000	1,001,925
IAC/InterActiveCorp., 4.75%, 12/15/2022		195,000	184,763
			14,037,993
Materials 2.0%
Alpek SA de CV, 144A, 4.5%, 11/20/2022		1,000,000	966,250
ALROSA Finance SA, 144A, 7.75%, 11/3/2020		1,600,000	1,808,000
Anglo American Capital PLC, 144A, 4.125%, 9/27/2022		1,000,000	949,241
Axiall Corp., 144A, 4.875%, 5/15/2023		60,000	57,525
Barrick Gold Corp., 2.5%, 5/1/2018		190,000	185,327
BOE Intermediate Holding Corp., 144A, 9.0%, 11/1/2017 (PIK)		310,000	316,200
BOE Merger Corp., 144A, 9.5%, 11/1/2017 (PIK)		385,000	406,175
Cia Minera Milpo SAA, 144A, 4.625%, 3/28/2023		500,000	465,000
Eagle Spinco, Inc., 144A, 4.625%, 2/15/2021		120,000	116,100
Essar Steel Algoma, Inc., 144A, 9.875%, 6/15/2015		10,000	7,850
FMG Resources (August 2006) Pty Ltd.:
144A, 6.0%, 4/1/2017 (b)		130,000	135,850
144A, 6.375%, 2/1/2016 (b)		1,000,000	1,042,500
144A, 6.875%, 4/1/2022 (b)		1,280,000	1,360,000
FQM Akubra, Inc.:
144A, 7.5%, 6/1/2021		550,000	583,000
144A, 8.75%, 6/1/2020		330,000	364,650
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 3/1/2022		800,000	753,895
Gerdau Holdings, Inc., 144A, 7.0%, 1/20/2020		1,000,000	1,096,000
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		680,000	700,400
IAMGOLD Corp., 144A, 6.75%, 10/1/2020		285,000	254,363
Kaiser Aluminum Corp., 8.25%, 6/1/2020		225,000	254,812
Metalloinvest Finance Ltd., 144A, 6.5%, 7/21/2016		750,000	800,625
Novelis, Inc., 8.75%, 12/15/2020		4,725,000	5,256,562
Polymer Group, Inc., 7.75%, 2/1/2019		330,000	352,275
PolyOne Corp., 5.25%, 3/15/2023		225,000	223,594
Polyus Gold International Ltd., 144A, 5.625%, 4/29/2020 (b)		1,000,000	997,500
Rain CII Carbon LLC, 144A, 8.25%, 1/15/2021		200,000	206,500
Samarco Mineracao SA, 144A, 5.75%, 10/24/2023		600,000	600,000
Sealed Air Corp.:
144A, 8.125%, 9/15/2019		30,000	33,825
144A, 8.375%, 9/15/2021		30,000	34,350
Tronox Finance LLC, 6.375%, 8/15/2020 (b)		240,000	244,800
Vedanta Resources PLC, 144A, 6.0%, 1/31/2019 (b)		500,000	482,500
			21,055,669
Telecommunication Services 4.4%
America Movil SAB de CV, Series 12, 6.45%, 12/5/2022	MXN	7,000,000	506,569
CC Holdings GS V LLC, 3.849%, 4/15/2023		490,000	465,183
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		100,000	101,625
Cincinnati Bell, Inc.:
8.375%, 10/15/2020		3,325,000	3,541,125
8.75%, 3/15/2018 (b)		1,680,000	1,780,800
Digicel Group Ltd.:
144A, 8.25%, 9/30/2020		610,000	643,550
144A, 10.5%, 4/15/2018		1,125,000	1,215,000
Digicel Ltd., 144A, 8.25%, 9/1/2017		3,550,000	3,697,325
ERC Ireland Preferred Equity Ltd., 144A, 7.69%**, 2/15/2017 (PIK)*	EUR	297,616	0
Frontier Communications Corp.:
7.125%, 1/15/2023 (b)		940,000	975,250
8.5%, 4/15/2020 (b)		3,745,000	4,278,662
Intelsat Jackson Holdings SA:
144A, 5.5%, 8/1/2023		495,000	477,675
7.25%, 10/15/2020		45,000	48,825
7.5%, 4/1/2021		4,720,000	5,144,800
Intelsat Luxembourg SA:
144A, 7.75%, 6/1/2021		650,000	685,750
144A, 8.125%, 6/1/2023		100,000	105,750
Level 3 Communications, Inc., 8.875%, 6/1/2019 (b)		70,000	76,388
Level 3 Financing, Inc.:
7.0%, 6/1/2020		725,000	772,125
8.625%, 7/15/2020 (b)		2,480,000	2,808,600
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		740,000	782,550
144A, 6.625%, 4/1/2023 (b)		265,000	277,256
Millicom International Cellular SA, 144A, 4.75%, 5/22/2020		1,375,000	1,289,063
Oi SA, 144A, 5.75%, 2/10/2022		500,000	468,750
Pacnet Ltd., 144A, 9.25%, 11/9/2015		224,000	226,240
SBA Communications Corp., 5.625%, 10/1/2019		190,000	195,225
Sprint Communications, Inc.:
6.0%, 12/1/2016		3,605,000	3,897,906
6.0%, 11/15/2022		340,000	334,900
8.375%, 8/15/2017		460,000	532,450
9.125%, 3/1/2017		375,000	442,500
tw telecom holdings, Inc.:
5.375%, 10/1/2022		275,000	274,313
144A, 5.375%, 10/1/2022		55,000	54,863
144A, 6.375%, 9/1/2023		265,000	275,600
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		450,000	480,375
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		260,000	285,350
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		150,000	161,625
Verizon Communications, Inc., 6.55%, 9/15/2043		1,250,000	1,450,264
Wind Acquisition Finance SA:
144A, 6.5%, 4/30/2020		210,000	216,300
144A, 7.25%, 2/15/2018		200,000	210,500
Windstream Corp.:
6.375%, 8/1/2023		245,000	237,650
7.5%, 4/1/2023		80,000	83,400
7.75%, 10/15/2020 (b)		2,555,000	2,740,237
7.75%, 10/1/2021		320,000	341,600
144A, 7.75%, 10/1/2021		400,000	427,000
7.875%, 11/1/2017		2,595,000	2,968,031
			45,978,950
Utilities 1.6%
AES Corp.:
8.0%, 10/15/2017		110,000	129,525
8.0%, 6/1/2020		95,000	110,912
American Electric Power Co., Inc., Series F, 2.95%, 12/15/2022		1,000,000	935,523
Calpine Corp.:
144A, 7.5%, 2/15/2021		3,096,000	3,343,680
144A, 7.875%, 7/31/2020		520,000	568,100
DTE Energy Co., 7.625%, 5/15/2014		305,000	316,214
Dubai Electricity & Water Authority, 144A, 8.5%, 4/22/2015		1,000,000	1,095,000
Electricite de France SA, 144A, 5.25%, 1/29/2049		400,000	393,200
Eskom Holdings SOC Ltd., 144A, 5.75%, 1/26/2021		1,000,000	1,010,000
Instituto Costarricense de Electricidad, 144A, 6.95%, 11/10/2021		1,000,000	1,056,000
Jersey Central Power & Light Co., 144A, 4.7%, 4/1/2024		790,000	804,666
Mexico Generadora de Energia S de rl, 144A, 5.5%, 12/6/2032		2,000,000	1,935,000
Perusahaan Listrik Negara PT, 144A, 5.25%, 10/24/2042		5,000,000	4,025,000
PPL Energy Supply LLC, 4.6%, 12/15/2021 (b)		1,000,000	983,792
			16,706,612
Total Corporate Bonds (Cost $248,733,117)			254,007,244

Asset-Backed 0.4%
Automobile Receivables 0.2%
AmeriCredit Automobile Receivables Trust, "E", Series 2011-2, 144A, 5.48%, 9/10/2018		1,939,864	2,046,826
Miscellaneous 0.2%
ARES CLO Ltd., "D", Series 2012-3A, 144A, 4.894%**, 1/17/2024		2,000,000	2,003,498
Total Asset-Backed (Cost $3,971,163)			4,050,324

Mortgage-Backed Securities Pass-Throughs 3.6%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		121,341	132,865
Federal National Mortgage Association:
2.378%**, 8/1/2037		384,919	408,994
6.0%, 2/1/2037		260,926	285,798
6.5%, with various maturities from 4/1/2017 until 6/1/2017		205,623	221,000
8.0%, 9/1/2015		51,055	53,259
Government National Mortgage Association:
4.0%, with various maturities from 7/1/2040 until 6/1/2041 (e)		33,000,000	35,132,030
5.5%, 9/20/2040		749,725	822,296
6.5%, 8/20/2034		135,827	154,671
Total Mortgage-Backed Securities Pass-Throughs (Cost $36,793,429)			37,210,913

Commercial Mortgage-Backed Securities 1.1%
Banc of America Large Loan, Inc., "HLTN", Series 2010-HLTN, 144A, 2.474%**, 11/15/2015		3,519,684	3,520,740
Bear Stearns Commercial Mortgage Securities, Inc., "A4", Series 2007-PW16, 5.708%**, 6/11/2040		240,000	271,049
Del Coronado Trust, "M", Series 2013-HDMZ, 144A, 5.174%**, 3/15/2018		470,000	471,974
JPMorgan Chase Commercial Mortgage Securities Corp.:
"C", Series 2012-HSBC, 144A, 4.021%, 7/5/2032		1,180,000	1,158,517
"A4", Series 2007-C1, 5.716%, 2/15/2051		825,000	915,226
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%, 7/15/2040		1,100,000	1,204,968
WFRBS Commercial Mortgage Trust, "A5", Series 2013-C14, 3.337%, 6/15/2046		4,000,000	3,943,596
Total Commercial Mortgage-Backed Securities (Cost $11,631,248)			11,486,070

Collateralized Mortgage Obligations 2.2%
Federal Home Loan Mortgage Corp.:
"KO", Series 4180, Principal Only, Zero Coupon, 1/15/2043		925,521	583,180
"PA", Series 4122, 1.5%, 2/15/2042		459,824	434,530
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		3,046,272	317,224
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		1,298,042	135,055
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		4,068,091	510,308
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		5,397,725	680,590
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		1,689,795	199,804
"ZB", Series 4183, 3.0%, 3/15/2043		3,046,990	2,643,063
"ZG", Series 4213, 3.5%, 6/15/2043		2,885,238	2,796,197
"ML", Series 3780, 4.0%, 12/15/2040		1,044,000	1,034,104
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		4,591,563	689,706
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		5,361,967	567,056
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	548,573
"JZ", Series 2012-4, 4.0%, 9/25/2041		1,656,216	1,630,220
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		805,784	212,800
"PI", Series 2006-20, Interest Only, 6.51%***, 11/25/2030		3,607,500	625,060
Government National Mortgage Association:
"ZJ", Series 2013-106, 3.5%, 7/20/2043		975,305	851,037
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		3,256,914	351,405
"AI", Series 2010-25, Interest Only, 4.5%, 3/16/2023		1,367,573	59,758
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		792,626	120,252
"GP", Series 2010-67, 4.5%, 3/20/2039		1,000,000	1,078,440
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,653,129
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		3,487,082	308,224
"MI", Series 2009-76, Interest Only, 5.0%, 3/20/2035		801,369	13,649
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,922,127	460,563
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		1,154,604	128,803
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		2,881,274	459,945
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		2,154,771	385,267
"AI", Series 2007-38, Interest Only, 6.285%***, 6/16/2037		626,687	86,964
"SC", Series 2002-33, Interest Only, 7.225%***, 5/16/2032		1,011,316	210,114
Residential Funding Mortgage Securities I, Inc., "M1", Series 2003-S17, 5.5%, 9/25/2033		1,488,510	1,430,428
Total Collateralized Mortgage Obligations (Cost $22,445,731)			23,205,448

Government & Agency Obligations 6.4%
Other Government Related (f) 2.0%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,000,000	1,052,200
Eurasian Development Bank, 144A, 5.0%, 9/26/2020		500,000	507,500
European Investment Bank:
144A, 4.6%, 1/30/2037	CAD	4,000,000	3,880,573
6.0%, 8/6/2020	AUD	4,500,000	4,570,756
KFW, 1.875%, 6/13/2018	CAD	2,295,000	2,177,922
National JSC Naftogaz of Ukraine, 9.5%, 9/30/2014		1,000,000	942,500
Queensland Treasury Corp., Series 23, 4.25%, 7/21/2023	AUD	4,440,000	4,017,966
Vimpel Communications, 144A, 7.748%, 2/2/2021		2,000,000	2,190,000
VTB Bank OJSC, 144A, 6.0%, 4/12/2017		2,000,000	2,130,000
			21,469,417
Sovereign Bonds 1.5%
Dominican Republic, 144A, 5.875%, 4/18/2024		2,000,000	1,967,000
Kingdom of Norway, Series 475, 2.0%, 5/24/2023	NOK	23,965,000	3,753,533
Republic of Belarus, REG S, 8.75%, 8/3/2015		1,000,000	1,001,250
Republic of Croatia, REG S, 144A, 6.25%, 4/27/2017		1,000,000	1,066,920
Republic of Ghana, 144A, 7.875%, 8/7/2023		1,000,000	992,500
Republic of Singapore, 3.375%, 9/1/2033	SGD	5,011,000	4,315,051
Russian Federation:
Series 6204, 7.5%, 3/15/2018	RUB	12,000,000	387,269
Series 6207, 8.15%, 2/3/2027	RUB	24,000,000	793,620
United Mexican States:
Series M, 7.75%, 5/29/2031	MXN	9,600,000	787,147
Series M 20, 8.5%, 5/31/2029	MXN	4,800,000	426,573
			15,490,863
U.S. Government Sponsored Agency 0.4%
Federal National Mortgage Association, 3.0%, 11/15/2027		4,500,000	4,109,035
U.S. Treasury Obligations 2.5%
U.S. Treasury Bills, 0.02%****, 2/13/2014 (g)		2,737,000	2,736,606
U.S. Treasury Bond, 5.375%, 2/15/2031		1,000,000	1,285,469
U.S. Treasury Notes:
0.75%, 6/15/2014 (h) (i)		11,000,000	11,043,395
0.875%, 12/31/2016		3,000,000	3,019,686
1.0%, 8/31/2016		2,930,000	2,966,853
1.5%, 7/31/2016		1,250,000	1,283,594
1.625%, 8/15/2022		3,000,000	2,818,125
1.75%, 5/15/2023		628,000	586,542
			25,740,270
Total Government & Agency Obligations (Cost $69,019,992)			66,809,585

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 3/31/2015 (PIK) (Cost $621,571)		622,934	1,040,238

Loan Participations and Assignments 0.0%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		233,333	0
Chesapeake Energy Corp., Term Loan, 5.75%, 12/1/2017		380,000	388,981
Total Loan Participations and Assignments (Cost $607,003)			388,981

Municipal Bonds and Notes 1.3%
Atlanta, GA, Water & Wastewater Revenue, Series B, 5.25%, 11/1/2030		2,015,000	2,219,180
New Jersey, State Transportation Trust Fund Authority, Transportation Program, Series AA, 5.25%, 6/15/2030		3,015,000	3,268,290
New York, Triborough Bridge & Tunnel Authority Revenues, Series A, 5.0%, 11/15/2028		3,010,000	3,306,816
Pennsylvania, State Turnpike Commission Revenue, Series C, 5.5%, 12/1/2030		1,505,000	1,663,130
Texas, Dallas-Fort Worth International Airport Revenue:
Series F, 5.25%, 11/1/2028		450,000	490,950
Series F, 5.25%, 11/1/2029		380,000	411,662
Series F, 5.25%, 11/1/2030		1,490,000	1,599,051
Total Municipal Bonds and Notes (Cost $12,387,903)			12,959,079

Preferred Securities 0.1%
Financials 0.1%
Farm Credit Bank of Texas, Series 1, 7.561%, 12/15/2013 (j)		889,000	889,000
Materials 0.0%
Hercules, Inc., 6.5%, 6/30/2029		141,000	122,670
Total Preferred Securities (Cost $1,031,132)			1,011,670

	Contract Amount	Value ($)

Call Options Purchased 0.1%
Options on Interest Rate Swap Contracts
Pay Fixed Rate — 3.72% - Receive Floating — LIBOR, Swap Expiration Date 4/22/2026, Option Expiration Date 4/20/20161 (Cost $463,890)	9,400,000	460,960

	Shares	Value ($)

Securities Lending Collateral 12.1%
Daily Assets Fund Institutional, 0.08% (k) (l) (Cost $125,579,020)	125,579,020	125,579,020

Cash Equivalents 3.5%
Central Cash Management Fund, 0.06% (k) (Cost $36,659,066)	36,659,066	36,659,066

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,080,806,986)†	114.9	1,195,869,057
Other Assets and Liabilities, Net	(14.9)	(155,149,495)
Net Assets	100.0	1,040,719,562

The following table represents bonds and senior loans that are in default:
Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.50%	6/15/2010	USD	233,333	233,333	0
ERC Ireland Preferred Equity Ltd.*	7.69%	2/15/2017	EUR	297,616	403,824	0
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	USD	100,000	100,000	0
					737,157	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2013.

*** Current yield; not a coupon rate.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $1,083,037,902. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $112,831,155. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $127,239,308 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,408,153.

(a) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.
Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
Dawn Holdings, Inc.*	August 2013	9,378	7,504	0.00

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of all securities loaned at October 31, 2013 amounted to $121,369,647, which is 11.7% of net assets.

(c) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(d) Principal amount stated in U.S. dollars unless otherwise noted.

(e) When-issued or delayed delivery security included.

(f) Government-backed debt issued by financial companies or government sponsored enterprises.

(g) At October 31, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(h) At September 30, 2013, this security has been pledged, in whole or in part, as collateral for open bilateral swap contracts.

(i) At September 30, 2013, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(j) Date shown is call date; not a maturity date for the perpetual preferred securities.

(k) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(l) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

CVA: Certificaten Van Aandelen (Certificate of Deposit)

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
Federal Republic of Germany Euro-Bund	EUR	12/6/2013	34	6,555,214	179,973
Ultra Long U.S. Treasury Bond	USD	12/19/2013	83	11,959,781	430,014
Total unrealized appreciation					609,987

At October 31, 2013, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2013	599	76,288,266	(2,006,907)
30 Year U.S. Treasury Bond	USD	12/19/2013	37	4,988,063	(142,293)
5 Year U.S. Treasury Note	USD	12/31/2013	376	45,754,500	(655,552)
Total unrealized depreciation					(2,804,752)

At October 31, 2013, open credit default swap contracts sold were as follows:
Effective/ Expiration Dates	Notional Amount ($) (m)		Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (n)	Value ($)	Upfront Payments Paid ($)	Unrealized Appreciation ($)
12/20/2011 3/20/2017	150,000	2	5.0%	CIT Group, Inc., 5.5%, 2/15/2019, BB-	19,740	4,279	15,461
9/20/2012 12/20/2017	490,000	3	5.0%	General Motors Corp., 3.3%, 12/20/2017, BB+	74,146	30,124	44,022
Total unrealized appreciation							59,483

(m) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(n) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2013, open interest rate swap contracts were as follows:
Centrally Cleared Swap
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Depreciation ($)
5/13/2014 5/13/2044	8,800,000	4	Fixed — 4.064%	Floating — LIBOR	(612,849)	(509,296)

Bilateral Swaps
Effective/ Expiration Dates	Notional Amount ($)		Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
5/1/2014 5/1/2024	9,000,000	1	Fixed — 2.156%	Floating — LIBOR	595,228	(1,479)	596,707
5/1/2014 5/1/2044	1,000,000	1	Floating — LIBOR	Fixed — 2.922%	(141,971)	1,640	(143,611)
6/3/2013 6/3/2025	8,800,000	5	Floating — LIBOR	Fixed — 3.0%	(100,532)	—	(100,532)
Total net unrealized appreciation							352,564

At October 31, 2013, open written options contracts were as follows:
Options on Interest Rate Swap Contracts
	Swap Effective/ Expiration Date	Contract Amount		Option Expiration Date	Premiums Received ($)	Value ($) (o)
Call Options Receive Fixed — 4.064% - Pay Floating — LIBOR	5/13/2014 5/13/2044	8,800,000	4	5/9/2014	64,900	(137,162)
Receive Fixed — 4.22% - Pay Floating — LIBOR	4/22/2016 4/22/2026	9,400,000	4	4/20/2016	335,110	(309,149)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	4	3/15/2016	63,580	(119,206)
Receive Fixed — 5.132% - Pay Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	6	3/15/2016	103,840	(119,207)
Total Call Options					567,430	(684,724)
Put Options Pay Fixed — 3.093% - Receive Floating — LIBOR	10/21/2014 10/21/2044	19,000,000	6	10/17/2014	262,200	(251,007)
Pay Fixed — 3.033% - Receive Floating — LIBOR	10/24/2014 10/24/2044	19,000,000	8	10/22/2014	241,300	(219,074)
Pay Fixed — 2.888% - Receive Floating — LIBOR	11/3/2014 11/3/2044	19,000,000	5	10/30/2014	180,500	(180,500)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	5	3/15/2016	63,580	(5,863)
Pay Fixed — 1.132% - Receive Floating — LIBOR	3/17/2016 3/17/2026	8,800,000	6	3/15/2016	22,440	(5,863)
Pay Fixed — 2.064% - Receive Floating — LIBOR	5/13/2014 5/13/2044	8,800,000	5	5/9/2014	64,900	(1,397)
Pay Fixed — 2.385% - Receive Floating — LIBOR	3/31/2014 3/31/2044	8,800,000	1	3/27/2014	120,120	(2,530)
Pay Fixed — 2.423% - Receive Floating — LIBOR	3/20/2014 3/20/2044	8,800,000	7	3/18/2014	126,720	(2,622)
Total Put Options					1,081,760	(668,856)
Total					1,649,190	(1,353,580)

(o) Unrealized appreciation on written options on interest rate swap contracts at October 31, 2013 was $295,610.

Counterparties:

1 Barclays Bank PLC

2 Credit Suisse

3 UBS AG

4 Morgan Stanley

5 Nomura International PLC

6 BNP Paribas

7 JP Morgan Chase Securities, Inc.

8 Citigroup, Inc.

As of October 31, 2013, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	13,425,000	USD	1,033,698	11/12/2013	5,398	UBS AG
MXN	40,275,000	USD	3,097,505	11/12/2013	12,606	Barclays Bank PLC
AUD	6,443,834	EUR	4,500,000	11/12/2013	22,773	Barclays Bank PLC
NZD	7,500,000	USD	6,204,735	11/12/2013	13,121	Barclays Bank PLC
USD	5,101,651	MXN	67,125,000	11/12/2013	39,848	Barclays Bank PLC
EUR	586,300	USD	801,839	11/20/2013	5,762	Citigroup, Inc.
ZAR	38,500,000	USD	3,917,506	11/29/2013	95,945	Citigroup, Inc.
MXN	26,850,000	USD	2,074,339	12/9/2013	22,106	JPMorgan Chase Securities, Inc.
MXN	26,850,000	USD	2,069,857	12/9/2013	17,624	Barclays Bank PLC
AUD	9,439,420	USD	9,105,293	1/23/2014	230,461	UBS AG
NOK	22,740,000	USD	3,826,307	1/23/2014	17,904	UBS AG
CAD	16,753,099	USD	16,224,976	1/23/2014	190,560	Barclays Bank PLC
SGD	4,979,010	USD	4,023,664	1/23/2014	15,175	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					689,283

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	1,035,919	MXN	13,425,000	11/12/2013	(7,619)	JPMorgan Chase Securities, Inc.
MXN	26,850,000	USD	2,032,574	11/12/2013	(24,026)	JPMorgan Chase Securities, Inc.
USD	6,228,825	NZD	7,500,000	11/12/2013	(37,211)	Citigroup, Inc.
USD	4,119,731	SGD	5,100,000	11/22/2013	(14,072)	Citigroup, Inc.
KRW	4,660,000,000	USD	4,387,121	11/22/2013	(165)	JPMorgan Chase Securities, Inc.
USD	1,037,321	MXN	13,425,000	12/9/2013	(11,205)	UBS AG
USD	4,143,807	MXN	53,700,000	12/9/2013	(39,341)	Barclays Bank PLC
USD	1,036,041	MXN	13,425,000	12/9/2013	(9,923)	JPMorgan Chase Securities, Inc.
Total unrealized depreciation					(143,562)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Real
CAD Canadian Dollar
EUR Euro
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
RUB Russian Ruble
SGD Singapore Dollar
USD United States Dollar
ZAR South African Rand

For information on the Fund's policy and additional disclosures regarding options purchased, futures contracts, credit default swap contracts, interest rate swap contracts, written option contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (p)
Consumer Discretionary	$7,709,777	$33,069,633	$7,504	$40,786,914
Consumer Staples	71,499,288	67,825,962	—	139,325,250
Energy	52,281,428	—	—	52,281,428
Financials	55,122,166	28,704,806	—	83,826,972
Health Care	14,887,295	60,088,668	—	74,975,963
Industrials	31,281,864	41,707,090	0	72,988,954
Information Technology	45,707,572	13,179,675	—	58,887,247
Materials	27,959,434	10,243,896	39,829	38,243,159
Telecommunication Services	—	18,594,399	—	18,594,399
Utilities	29,306,219	11,459,396	—	40,765,615
Preferred Stock	—	283,265	—	283,265
Warrants (p)	—	—	41,293	41,293
Fixed Income Investments (p)
Corporate Bonds	—	254,007,244	0	254,007,244
Asset Backed	—	4,050,324	—	4,050,324
Mortgage-Backed Securities Pass-Throughs	—	37,210,913	—	37,210,913
Commercial Mortgage- Backed Securities	—	11,486,070	—	11,486,070
Collateralized Mortgage Obligations	—	23,205,448	—	23,205,448
Government & Agency Obligations	—	66,809,585	—	66,809,585
Convertible Bond	—	—	1,040,238	1,040,238
Loan Participations and Assignments	—	388,981	0	388,981
Municipal Bonds and Notes	—	12,959,079	—	12,959,079
Preferred Securities	—	1,011,670	—	1,011,670
Short-Term Investments (p)	162,238,086	—	—	162,238,086
Derivatives (q)
Purchased Options	—	460,960	—	460,960
Futures Contracts	609,987	—	—	609,987
Credit Default Swap Contracts	—	59,483	—	59,483
Interest Rate Swap Contracts	—	596,707	—	596,707
Forward Foreign Currency Exchange Contracts	—	689,283	—	689,283
Total	$498,603,116	$698,092,537	$1,128,864	$1,197,824,517
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (q)
Futures Contracts	$(2,804,752)	$—	$—	$(2,804,752)
Written Options	—	(1,353,580)	—	(1,353,580)
Interest Rate Swap Contracts	—	(753,439)	—	(753,439)
Forward Foreign Currency Exchange Contracts	—	(143,562)	—	(143,562)
Total	$(2,804,752)	$(2,250,581)	$—	$(5,055,333)

During the period ended October 31, 2013, the amount of transfers between Level 2 and Level 3 was $178. The investments were transferred from Level 2 to Level 3 because of the lack of observable market data due to a decrease in market activity.

During the period ended October 31, 2013, the amount of transfers between Level 3 and Level 2 was $130,425. The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(p) See Investment Portfolio for additional detailed categorizations.

(q) Derivatives include value of options purchased, unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts, forward foreign currency exchange contracts and written options, at value.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $918,568,900) — including $121,369,647 of securities loaned	$1,033,630,971
Investment in Daily Assets Fund Institutional (cost $125,579,020)*	125,579,020
Investment in Central Cash Management Fund (cost $36,659,066)	36,659,066
Total investments in securities, at value (cost $1,080,806,986)	1,195,869,057
Cash	291,052
Foreign currency, at value (cost $1,088,829)	1,090,925
Receivable for investments sold	3,634,179
Receivable for Fund shares sold	89,722
Dividends receivable	1,320,776
Interest receivable	4,901,097
Receivable for variation margin on futures contracts	139,010
Receivable for variation margin on centrally cleared swaps	32,688
Unrealized appreciation on swap contracts	656,190
Unrealized appreciation on forward foreign currency exchange contracts	689,283
Upfront payments paid on swap contracts	36,043
Foreign taxes recoverable	302,009
Other assets	21,570
Total assets	1,209,073,601
Liabilities
Payable upon return of securities loaned	125,579,020
Payable for investments purchased	3,492,257
Payable for investments purchased — when-issued securities	35,004,806
Payable for Fund shares redeemed	1,217,295
Options written, at value (premiums received $1,649,190)	1,353,580
Unrealized depreciation on swap contracts	244,143
Unrealized depreciation on forward foreign currency exchange contracts	143,562
Upfront payments received on swap contracts	1,479
Accrued management fee	321,345
Accrued Trustees' fees	10,248
Other accrued expenses and payables	986,304
Total liabilities	168,354,039
Net assets, at value	$1,040,719,562

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Assets Consist of
Undistributed net investment income	14,151,926
Net unrealized appreciation (depreciation) on: Investments	115,062,071
Swap contracts	(97,249)
Futures	(2,194,765)
Foreign currency	554,648
Written options	295,610
Accumulated net realized gain (loss)	15,661,313
Paid-in capital	897,286,008
Net assets, at value	$1,040,719,562
Net Asset Value
Class A Net Asset Value and redemption price per share ($769,566,581 ÷ 74,673,387 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.31
Maximum offering price per share (100 ÷ 94.25 of $10.31)	$10.94
Class B Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($3,096,796 ÷ 300,267 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.31
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($20,802,110 ÷ 2,020,909 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.29
Class S Net Asset Value, offering and redemption price per share ($244,892,028 ÷ 23,760,467 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.31
Institutional Class Net Asset Value, offering and redemption price per share ($2,362,047 ÷ 229,296 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$10.30

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Interest (net of foreign taxes withheld of $3,356)	$20,523,177
Dividends (net of foreign taxes withheld of $1,349,306)	18,784,961
Income distributions — Central Cash Management Fund	21,883
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	552,535
Total income	39,882,556
Expenses: Management fee	3,786,158
Administration fee	1,023,286
Services to shareholders	1,554,156
Distribution and service fees	1,988,783
Custodian fee	101,791
Professional fees	126,416
Reports to shareholders	128,630
Registration fees	69,501
Trustees' fees and expenses	43,104
Other	107,970
Total expenses before expense reductions	8,929,795
Expense reductions	(72)
Total expenses after expense reductions	8,929,723
Net investment income	30,952,833
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	21,308,247
Swap contracts	183,261
Futures	(899,089)
Written options	481,994
Foreign currency	(1,639,142)
19,435,271
Change in net unrealized appreciation (depreciation) on: Investments	86,902,071
Swap contracts	(33,528)
Futures	(2,515,342)
Written options	(71,514)
Foreign currency	366,962
84,648,649
Net gain (loss)	104,083,920
Net increase (decrease) in net assets resulting from operations	$135,036,753

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income	$30,952,833	$27,583,054
Net realized gain (loss)	19,435,271	143,104,107
Change in net unrealized appreciation (depreciation)	84,648,649	(75,845,808)
Net increase (decrease) in net assets resulting from operations	135,036,753	94,841,353
Distributions to shareholders from: Net investment income: Class A	(21,681,142)	(16,516,361)
Class B	(70,002)	(60,821)
Class C	(376,265)	(238,537)
Class S	(7,378,047)	(5,649,081)
Institutional Class	(67,767)	(36,483)
Net realized gains: Class A	(20,430,948)	—
Class B	(123,850)	—
Class C	(466,410)	—
Class S	(6,460,646)	—
Institutional Class	(54,815)	—
Total distributions	(57,109,892)	(22,501,283)
Fund share transactions: Proceeds from shares sold	57,311,888	26,808,247
Reinvestment of distributions	54,107,801	21,195,014
Payments for shares redeemed	(156,220,375)	(159,469,833)
Net increase (decrease) in net assets from Fund share transactions	(44,800,686)	(111,466,572)
Increase (decrease) in net assets	33,126,175	(39,126,502)
Net assets at beginning of period	1,007,593,387	1,046,719,889
Net assets at end of period (including undistributed net investment income of $14,151,926 and $12,278,647, respectively)	$1,040,719,562	$1,007,593,387

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.56	$8.91	$8.85	$8.10	$7.11
Income (loss) from investment operations: Net investment incomea	.29	.25	.14	.13	.16
Net realized and unrealized gain (loss)	1.01	.60	.05	.86	.96
Total from investment operations	1.30	.85	.19	.99	1.12
Less distributions from: Net investment income	(.28)	(.20)	(.13)	(.17)	(.13)
Net realized gains	(.27)	—	—	(.07)	—
Total distributions	(.55)	(.20)	(.13)	(.24)	(.13)
Net asset value, end of period	$10.31	$9.56	$8.91	$8.85	$8.10
Total Return (%)b	14.14	9.67	2.11	12.44	15.93	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	770	748	780	874	885
Ratio of expenses before expense reductions (%)	.90	.91	.93	.97	.98
Ratio of expenses after expense reductions (%)	.90	.91	.93	.97	.97
Ratio of net investment income (%)	3.00	2.67	1.58	1.51	2.24
Portfolio turnover rate (%)	90	204	137	251	204
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class B	2013		2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.57		$8.91	$8.85	$8.11	$7.15
Income (loss) from investment operations: Net investment incomea	.19		.15	.06	.04	.11
Net realized and unrealized gain (loss)	1.01		.62	.03	.87	.95
Total from investment operations	1.20		.77	.09	.91	1.06
Less distributions from: Net investment income	(.19)		(.11)	(.03)	(.10)	(.10)
Net realized gains	(.27)		—	—	(.07)	—
Total distributions	(.46)		(.11)	(.03)	(.17)	(.10)
Net asset value, end of period	$10.31		$9.57	$8.91	$8.85	$8.11
Total Return (%)b	12.88	c	8.70	1.06	11.25	15.19	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3		5	6	10	17
Ratio of expenses before expense reductions (%)	1.90		1.89	1.89	2.00	1.90
Ratio of expenses after expense reductions (%)	1.90		1.89	1.89	2.00	1.69
Ratio of net investment income (%)	1.99		1.66	.62	.48	1.51
Portfolio turnover rate (%)	90		204	137	251	204
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges. c Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Class C	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.55	$8.89	$8.84	$8.08	$7.10
Income (loss) from investment operations: Net investment incomea	.21	.17	.07	.06	.10
Net realized and unrealized gain (loss)	1.00	.62	.03	.87	.94
Total from investment operations	1.21	.79	.10	.93	1.04
Less distributions from: Net investment income	(.20)	(.13)	(.05)	(.10)	(.06)
Net realized gains	(.27)	—	—	(.07)	—
Total distributions	(.47)	(.13)	(.05)	(.17)	(.06)
Net asset value, end of period	$10.29	$9.55	$8.89	$8.84	$8.08
Total Return (%)b	13.09	8.90	1.16	11.49	15.11
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	21	17	19	21	22
Ratio of expenses (%)	1.72	1.74	1.75	1.79	1.81
Ratio of net investment income (%)	2.16	1.84	.76	.68	1.39
Portfolio turnover rate (%)	90	204	137	251	204
a Based on average shares outstanding during the period. b Total return does not reflect the effect of any sales charges.

	Years Ended October 31,
Class S	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.56	$8.91	$8.85	$8.10	$7.11
Income (loss) from investment operations: Net investment incomea	.31	.27	.16	.14	.18
Net realized and unrealized gain (loss)	1.01	.60	.04	.87	.95
Total from investment operations	1.32	.87	.20	1.01	1.13
Less distributions from: Net investment income	(.30)	(.22)	(.14)	(.19)	(.14)
Net realized gains	(.27)	—	—	(.07)	—
Total distributions	(.57)	(.22)	(.14)	(.26)	(.14)
Net asset value, end of period	$10.31	$9.56	$8.91	$8.85	$8.10
Total Return (%)	14.37	9.90	2.20	12.84	16.17	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	245	236	241	258	251
Ratio of expenses before expense reductions (%)	.71	.71	.73	.77	.80
Ratio of expenses after expense reductions (%)	.71	.71	.73	.77	.72
Ratio of net investment income (%)	3.19	2.88	1.78	1.70	2.48
Portfolio turnover rate (%)	90	204	137	251	204
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced.

	Years Ended October 31,
Institutional Class	2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$9.56	$8.91	$8.86	$8.11	$7.12
Income (loss) from investment operations: Net investment incomea	.32	.27	.17	.16	.19
Net realized and unrealized gain (loss)	1.00	.61	.04	.87	.95
Total from investment operations	1.32	.88	.21	1.03	1.14
Less distributions from: Net investment income	(.31)	(.23)	(.16)	(.21)	(.15)
Net realized gains	(.27)	—	—	(.07)	—
Total distributions	(.58)	(.23)	(.16)	(.28)	(.15)
Net asset value, end of period	$10.30	$9.56	$8.91	$8.86	$8.11
Total Return (%)	14.32	10.02	2.37	12.85	16.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1	4	3
Ratio of expenses (%)	.65	.65	.61	.60	.57
Ratio of net investment income (%)	3.25	2.94	1.90	1.87	2.63
Portfolio turnover rate (%)	90	204	137	251	204
a Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Global Income Builder Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are generally available only to qualified institutions, are not subject to initial or contingent deferred sales charges and generally have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Exchange-traded options are valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid or asked price are available. Exchange-traded options are categorized as Level 1. Over-the-counter written or purchased options are valued at prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer with which the option was traded. Over-the-counter written or purchased options are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management has completed its evaluation of the application of ASU 2013-01 and its impact on the Fund's financial statements and will include the required disclosures in the semiannual shareholder report as of April 30, 2014.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed- and floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy outs and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$16,029,446
Undistributed long-term capital gains	$14,526,215
Net unrealized appreciation (depreciation) on investments	$112,831,155

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$29,573,223	$22,501,283
Distributions from long-term capital gains	$27,536,669	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2013, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $10,000,000 to $46,300,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2013, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2013 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to $7,200,000, and the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $640,000 to $7,840,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2013, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2013, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $18,515,000 to $127,282,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $6,401,000 to $127,031,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2013, the Fund entered into options on interest rate futures and interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

A summary of the open purchased option contracts as of October 31, 2013 is included in the Fund's Investment Portfolio. A summary of open written option contracts is included in the table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in written option contracts had a total value generally indicative of a range from approximately $610,000 to $2,363,000, and purchased option contracts had a total value generally indicative of a range from approximately $461,000 to $1,438,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2013, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and to enhance total returns.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2013, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2013, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $43,404,000 to $90,776,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $19,396,000 to $41,153,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from approximately $3,801,000 to $19,478,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Purchased Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a) (b)	$460,960	$—	$596,707	$609,987	$1,667,654
Credit Contracts (a)	—	—	59,483	—	59,483
Foreign Exchange Contracts (c)	—	689,283	—	—	689,283
	$460,960	$689,283	$656,190	$609,987	$2,416,420

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Investments in securities, at value (includes purchased options) and unrealized appreciation on swap contracts
(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(c) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(1,353,580)	$—	$(753,439)	$(2,804,752)	$(4,911,771)
Foreign Exchange Contracts (b)	—	(143,562)	—	—	(143,562)
	$(1,353,580)	$(143,562)	$(753,439)	$(2,804,752)	$(5,055,333)
Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:
(a) Options written, at value, and unrealized depreciation on swap contracts. Also includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.
(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$(130,351)	$481,994	$—	$(30,038)	$(899,089)	$(577,484)
Credit Contracts (a)	—	—	—	213,299	—	213,299
Foreign Exchange Contracts (b)	—	—	(1,468,802)	—	—	(1,468,802)
	$(130,351)	$481,994	$(1,468,802)	$183,261	$(899,089)	$(1,832,987)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively
(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$444,299	$(71,514)	$—	$(64,063)	$(2,515,342)	$(2,206,620)
Credit Contracts (a)	—	—	—	30,535	—	30,535
Foreign Exchange Contracts (b)	—	—	366,332	—	—	366,332
	$444,299	$(71,514)	$366,332	$(33,528)	$(2,515,342)	$(1,809,753)
Each of the above derivatives is located in the following Statement of Operations accounts:
(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively
(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $900,293,263 and $967,998,098, respectively. Purchases and sales of U.S. Treasury securities aggregated $10,058,881 and $48,320,617, respectively.

For the year ended October 31, 2013, transactions for written options on interest rate swap contracts and futures contracts were as follows:
	Contracts/ Contract Amount	Premiums
Outstanding, beginning of period	43,800,043	$1,160,112
Options written	141,400,482	1,791,089
Options closed	(48,400,256)	(1,113,940)
Options expired	(269)	(188,071)
Outstanding, end of period	136,800,000	$1,649,190

D. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Amended and Restated Management Agreement.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:
First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2013, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.15%
Class B	1.90%
Class C	1.90%
Class S	.90%
Institutional Class	.90%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.25%
Class B	2.00%
Class C	2.00%
Class S	1.00%
Institutional Class	1.00%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $1,023,286, of which $86,850 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at October 31, 2013
Class A	$687,313	$—	$167,278
Class B	13,136	72	3,479
Class C	24,728	—	5,996
Class S	352,985	—	86,147
Institutional Class	1,023	—	254
	$1,079,185	$72	$263,154

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$28,706	$1,955
Class C	136,844	12,895
	$165,550	$14,850

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$1,769,283	$307,438	.23%
Class B	9,191	1,309	.24%
Class C	44,759	8,495	.25%
	$1,823,233	$317,242

Underwriting and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $50,404.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and C shares aggregated $2,568 and $466, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2013, DIDI received $13 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory, filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $28,169, of which $10,984 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2013, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $61,396.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,731,870	$36,794,746	1,746,762	$16,097,518
Class B	13,962	135,940	12,036	111,341
Class C	529,755	5,241,086	117,993	1,097,649
Class S	1,451,527	14,329,764	987,731	9,123,433
Institutional Class	82,108	810,352	41,834	378,306
		$57,311,888		$26,808,247
Shares issued to shareholders in reinvestment of distributions
Class A	4,206,787	$40,209,412	1,700,086	$15,676,393
Class B	20,051	191,099	6,444	59,732
Class C	84,202	803,778	24,666	228,201
Class S	1,336,469	12,781,072	563,841	5,194,307
Institutional Class	12,793	122,440	3,941	36,381
		$54,107,801		$21,195,014
Shares redeemed
Class A	(11,508,919)	$(113,177,626)	(12,732,481)	$(117,303,395)
Class B	(212,395)	(2,095,021)	(262,688)	(2,407,469)
Class C	(400,008)	(3,929,282)	(417,234)	(3,841,500)
Class S	(3,730,347)	(36,621,616)	(3,880,699)	(35,770,269)
Institutional Class	(40,668)	(396,830)	(16,282)	(147,200)
		$(156,220,375)		$(159,469,833)
Net increase (decrease)
Class A	(3,570,262)	$(36,173,468)	(9,285,633)	$(85,529,484)
Class B	(178,382)	(1,767,982)	(244,208)	(2,236,396)
Class C	213,949	2,115,582	(274,575)	(2,515,650)
Class S	(942,351)	(9,510,780)	(2,329,127)	(21,452,529)
Institutional Class	54,233	535,962	29,493	267,487
		$(44,800,686)		$(111,466,572)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Market Trust and the Shareholders of DWS Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of DWS Global Income Builder Fund (the "Fund"), a series of DWS Market Trust, including the investment portfolio, as of October 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Global Income Builder Fund at October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 24, 2013

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,039.00	$1,032.80	$1,033.70	$1,040.00	$1,039.40
Expenses Paid per $1,000*	$4.63	$9.74	$8.77	$3.65	$3.44
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,020.67	$1,015.63	$1,016.59	$1,021.63	$1,021.83
Expenses Paid per $1,000*	$4.58	$9.65	$8.69	$3.62	$3.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Global Income Builder Fund	.90%	1.90%	1.71%	.71%	.67%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $16,002,000 as capital gain dividends for its year ended October 31, 2013, of which 100% represents 15% rate gains.

The Fund paid distributions of $0.27 per share from net long-term capital gains during its year ended October 31, 2013, of which 100% represents 15% rate gains.

For corporate shareholders, 22% of the income dividends paid during the Fund's fiscal year ended October 31, 2013, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $22,153,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees approved the renewal of DWS Global Income Builder Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all but one of the Fund's Trustees were independent of DIMA and its affiliates.

— The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Asset Allocation Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and underperformed its benchmark in the five-year period ended December 31, 2012.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper Inc. ("Lipper") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their independent counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRBX	KTRCX	KTRSX	KTRIX
CUSIP Number	23336W 106	23336W 205	23336W 304	23336W 502	23336W 601
Fund Number	002	202	302	2033	1402

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DGIBF-2
(R-024954-3 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS GLOBAL INCOME BUILDER FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$96,741	$0	$10,053	$0
2012	$89,336	$0	$9,760	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$362,466	$0
2012	$0	$359,967	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$10,053	$362,466	$557,067	$929,586
2012	$9,760	$359,967	$477,809	$847,536

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2012 and 2013 financial statements, the Fund entered into an engagement letter with E&Y. The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Income Builder Fund, a series of DWS Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013